SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 24, 1996

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of October 1, 1996, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 1996-HS3)


                  Residential Funding Mortgage Securities II, Inc.
                   (Exact name of registrant as specified in its charter)

         DELAWARE                   33-80419                  41-1808858
(State or Other Jurisdiction    (Commission                (I.R.S. Employer
of Incorporation)                File Number)              Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota       55437
 (Address of Principal      (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000




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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:

              4.3 Servicing Agreement dated as of October 1, 1996 among Residential Funding Corporation, as master servicer, 1996-HS3 LLC, as the limited liability company and The Chase Manhattan Bank, as indenture trustee.

                  4.4 Amended and Restated Trust Agreement dated as of October 1, 1996 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

                  4.5 Indenture dated as of October 1, 1996 between Home Equity Loan Trust 1996-HS3, as issuer and The Chase Manhattan Bank, as indenture trustee.

                  4.6      Operating Agreement of 1996-HS3 LLC.

     10.1 Revolving  Credit Loan Purchase  Agreement dated as of October 1, 1996
by  Residential   Funding  Mortgage   Securities  II,  Inc.,  as  purchaser  and
Residential Funding Corporation, as seller.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.


                                            By:     /s/ Diane S. Wold
                                            Name:      Diane S. Wold
                                            Title:      Vice President


Dated:  October 30, 1996



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RESIDENTIAL FUNDING MORTGAGE
                                           SECURITIES II, INC.


                                           By:
                                           Name:      Diane S. Wold
                                           Title:    Vice President


Dated:  October 30, 1996


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                                   EXHIBIT 4.3

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                                   EXHIBIT 4.4

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                                   EXHIBIT 4.5

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                                   EXHIBIT 4.6

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                                  EXHIBIT 10.1


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                                    EXHIBITS
                             (Intentionally Omitted)

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